Exhibit 99.2

   Corporate Update and Plans for 2022  February, 2022   Exhibit 99.2

 FORWARD LOOKING STATEMENT  This presentation contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", “projects”, "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved). Forward- looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE or the Joint Venture Company; ability to realize the anticipated benefits of the recent transactions with Kinross; disruption from the transactions and transition of the Joint Venture Company’s management to Kinross, including as it relates to maintenance of business and operational relationships; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; extent of disruptions caused by the COVID-19 pandemic; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.    2

 The Preliminary Economic Assessment (“PEA”) referenced herein was prepared in accordance with Canadian National Instrument 43-101 (NI 43-101). CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the PEA or passed upon its accuracy or compliance with NI43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the PEA and this presentation are Canadian mining terms as defined in accordance with NI 43-101; however, these terms are not defined terms under the U.S. Securities and Exchange Commission’s (“SEC’s”) Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and the legal and economic feasibility of extraction than the estimation of proven and probable reserves. Conversion of mineral resources to proven and probable mineral reserves generally requires a further economic study, such as a preliminary feasibility study. The PEA is not a preliminary feasibility study and does not support an estimate of proven and probable mineral reserves. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are also cautioned not to assume that all or any part of measured or indicated resources will ever be converted into mineral reserves. In addition, the SEC normally only permits issuers to report mineralization that does not constitute mineral reserves as in-place tonnage of mineralized material and grade without reference to unit amounts of metal. Please see the Company’s press release dated September 24, 2018 for more detail regarding the PEA.    3  CAUTIONARY NOTE REGARDING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

     Developing Alaska’s Next Gold Mine(s)  Manh Choh – Development Stage Project in partnership with Kinross and the Alaska Native Tetlin Tribe100% Owned Lucky Shot Mine – Historically high-grade gold explorationThree Early-Stage Exploration Projects:ShamrockEagle-HonaTriple Z  4

     CORPORATE OVERVIEW  Now trading on the NYSE American: CTGO6.75 Million Shares Outstanding6.85 Million Shares Fully Diluted100,000 Options; No Warrants and No Long Term Debt~ $US17 Million Cash as of Jan. 2022Contango 30% owner of Peak JV; Kinross Owns 70% and is Operator100% owner of the Lucky Shot Property100% owner of the Shamrock, Eagle-Hona and Triple Z   5  $10M Strategic Investment by Alaska Future FundStrong Cash Position and Tight Share StructureContango ORE is expecting strong cash flow per share (CFPS) starting in 2024 assuming Manh Choh construction decision made  CAPITAL STRUCTURE        Institutional  Retail / Others  Directors & Officers (Insiders)

 Manh Choh Gold Deposit1.3 Moz Gold – Measured plus Indicated Resources1Average grade = 4g/t Gold1Located in Alaska on the Alaska HwyOn Private Land Owned by the Tetlin Alaska Native TribeBusiness Partnership with Kinross – Paid $93 Million for 70% interest Using the Fort Knox Milling Facilities  Lower capital costs, Smaller Environmental footprint and Lower Execution Risk  1 Based on 100% of the resource reported in the SK1300 Report filed April 8, 2021 Corporate press releasehttps://www.sec.gov/Archives/edgar/data/1502377/000115752321001257/a52515098ex96_1.htm  6

 NEAR-TERM PRODUCTION POTENTIAL & EXCELLENT EXPLORATION UPSIDE   7  MANH CHOH GOLD PROJECT   NYSE-A:CTGO  In September 2020 entered into JV agreement between Contango (30%) and Kinross (70% and Operator) to form new Peak Gold LLC, with Royal Gold and Tetlin Tribe retaining royalty interests;Plan is to mine Manh Choh Gold Ore, then truck and process the ore at Kinross’ Fort Knox Milling Complex - Simple Development Plan that reduces execution risk to produce +1Million GEO over 5-year periodProjected Timeline: $19 Million 2021 PGLLC Budget  Studies and Permitting in 2021-22  $25.6 million PGLLC Budget Approved for 2022Feasibility in 2022  Construction in 2022/2023  Production in 2024  Exploration Upside

     MANH CHOH GOLD PROJECT: Anticipated Economics  Using existing infrastructure at Fort Knox, the Peak Gold LLC is planning on a 2024 start dateKinross estimates +1 million oz gold production over a 5-year period equating to roughly 220,000 oz GEO per annum (30% to Contango Ore = 66,000 GEO/Yr)1Using elevated cut-off grade - Average processed grades of approximately of ~6 g/t Au Capital Costs - Existing infrastructure expected to reduce start-up capital requirements - Revised to a range of $105 to $130 million based on Q2 2021 internal scoping study completed by Kinross1Operating Costs - Kinross estimates AISC of ~US$750/GEO – Potential for operating cost to increase – will be updated with Feasibility Study planned for 2H 2022  8  Model Assumptions: per Kinross Disclosure1  1 Based on the news releases issued by Kinross Gold Corporation dated September 29, 2020 and then updated after an internal scoping study discussed in a Kinross Corporate update on July 28, 2021. The $105 to $130 Million estimate reflects remaining funds to be expended between 2022 and 2024; there may be additional capital required at Fort Knox to accommodate Manh Choh ore that will be charged as a Toll Milling charge to the Peak Gold JV. Non-GAAP financial measure; see Appendix for disclaimers regarding reconciliation. GEO – Gold Equivalent Ounces

     Community Meetings - Tetlin Village2500 direct engagements with stakeholders  TokTanacrossNorthwayMentasta LakeDelta JunctionFairbanks Fox Tanana Chiefs ConferenceDoyon Alaska Chamber & AMA  9

       10  MANH CHOH GOLD PROJECTBenefits to Alaska Residents and Businesses McKinley Research confirms jobs, economic boost to Tok, road and infrastructure enhancements, and taxes:  • 250 to 300 new Construction jobs• 400 to 600 direct Mine and Trucking jobs plus indirect and induced jobs (2X)• The average annual wage estimated at $130,000 + benefits• Once in production, Manh Choh will be the second largest private employer in SE Fairbanks area• Over 4.5 years Manh Choh plans to purchase about $425 million of goods and services• The subsistence Native Village of Tetlin will earn royalties• Construction of a new cellular tower to support mine operations will benefit local communities• Manh Choh is expected to donate several millions of dollars to local community benefits, such as investment in training, education, scholarships, or sponsorships  Preliminary - Under Review

       The project is located 15 km (10 mi) from the Alaska Hwy and 400 km (240 mi) to the Fort Knox Milling Complex  11          MANH CHOH GOLD PROJECT LOCATION  MANH CHOH DEPOSIT  Image used with permission from Kinross

   PEAK GOLD JV      12  Processing ore from the Peak Gold Project at Fort Knox avoids mill construction and is expected to decrease execution risk, lower capital expenditures, drive attractive returns, and reduce the project’s environmental footprint and permitting requirements.Leverages Fort Knox’s successful 25-year history in Alaska, the second largest gold producing State in the USA and one of the world’s top mining jurisdictions1.Project to benefit local communities, particularly the Upper Tanana Athabascan Village of Tetlin; Tetlin Tribe to receive royalties, jobs and training.Project is expected to contribute to the state economy and provide additional employment opportunities and benefits.  PROJECT HIGHLIGHTS  1 Based on Fraser Institute Annual Survey of Mining Companies, 2019 report.  Images used with permission from Kinross

       13  MANH CHOH GOLD 2021 PROGRAM Completed On Budget: $19 Million    In-fill drilling to upgrade Resources from Indicated to Measured and Inferred to Indicated Categories – Reserves with FSCondemnation drill – Placement of FacilitiesMetallurgy – Testing Completed Hydrology – Water Management PlanIn-pit Geotechnical – Pit Slope StabilityGeotechnical – Placement of facilitiesEngineering and Environmental Studies to Support Feasibility Study, Permitting and Community relationsExploration for New Resources

       14  MANH CHOH GOLD PROJECT Simple Development Plan  $25.6 million 2022 BudgetTwo Open Pits with Development Rock/Waste materials adjacent to pitsNo Mill No Tailings FacilityFeasibility Study and Permitting are UnderwayFeasibility Study expected in 2H 2022Camp and other early-work construction to start in 2022Construction in 2023 followed by Ramp Up and Production in 2024  Preliminary - Under Review

       15  MANH CHOH GOLD PROJECT AND SURROUNDING TARGETS        Main MC    North MC      $3 Million Exploration Program Planned for 2022

       16  LOWER RISK & REDUCED TIMELINE TO PRODUCTION DECISION          DRILLING  SCOPING STUDY  PERMITTING & FEASIBILITY  PRODUCTION    DETAILED DESIGN PROCURMENTCONSTRUCTION  $19 million Program in 2021: Resource In-fill, Hydrology, Geotechnical, Metallurgical Engineering; Environment and Community OutreachWith ~$2 million Exploration drilling to potentially expand the mine life  Tetlin Tribe has indicated their support for the project development plan;Continued Community Engagement  $25.6 million 2022 budget approved – Permitting and Feasibility Study underway; Peak Gold JV expects to complete Feasibility Study 2H 2022 and Permitting in 2023;Wetlands Dredge and Fill (404) Permit from USACE; Other Permits Issued by State of Alaska  Project construction expected to start in 2023 but assessing option to advance some works in 2022  Production expected to commence in 2024  Image used with permission from Kinross    Community Engagement

 17  1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1

 Lucky Shot Portal  Circa 1930  18

   Lucky Shot Property Historic Resources1    M&I: 206k Tonnes @ 18.3 g/t Gold for 121,500 Ounces of Contained Gold2  1 The historical production information presented is based upon reports file by the US Geological Survey from information provided by prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information ( see Harlan, et al., 2017 and Stoll, 1997). The historical information may not be representative of future results of the Company’s activities2 Based on a 2016 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results. The historical information may not be representative of future results of the Company’s activities  Willow Creek district historically produced 19 metric tonnes or approximately 610,874 troy ounces from ore ranging between 30 and 60g/t making it the third largest historic lode gold producing district in Alaska (Harlan, et al., 2017) Lucky Shot Mine reported 252,000 oz from 169,000 tons of free-milling ore indicating an average head grade of 1.5 oz/ton (1.6 oz/tonne) (Stoll, 1997), with additional production from the Coleman and War Baby mines.   Resource Table from 2016 PFS  19

 ~17,000 acres of patented and State of Alaska mining claims Focus on Coleman-Lucky Shot-War Baby and Gold Bullion Mines  20

         Lucky Shot  Palmer  Anchorage  Willow  Wasilla          Mill Building    Fairbanks    Mill Building  Parks Hwy  Glenn Hwy   Willow-Fishhook Rd  Lucky Shot Property  Palmer  Wasilla  21

   22  Established InfrastructureHistorically mined grades of 1 to 2 oz/t1District Scale Potential 30 historic minesWell understood geologyLarge digital databaseHired ex-Pogo Mine General Manager to lead Lucky Shot Program1 The historical production information presented is based upon reports filed by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirmthe previously reported information ( see Harlan, et al., 2017 and Stoll, 1997)

       1 The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information. The historical information may not be representative of future results of the Company’s activities2 Based on a 2016 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results.  Lucky Shot Property Historic Drill Intercepts1,2   Selected drill hole results for drilling completed by Enserch, Full Metal Minerals and Miranda-Alaska Gold Torrent (see Hard Rock Consulting, LLC PFS for Gold Torrent Inc., June 24, 2016). Enserch drilled 11 underground core holes totaling 3,159 m (10,364’) and 7 surface core holes in the Coleman zone totaling 1,488m (4,881’) during the 1984 field season. From 2005-2009 Full Metals Minerals drilled a total of 34,103 meters (111,887’) in 173 core holes from surface along the Coleman-Lucky Shot-War Baby-Murphy trend.  23

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   Contango Exploration Plan for Lucky Shot Project      Rehab and extend existing Enserch tunnel in 2021-2022 to explore the Lucky Shot vein down-dip from historically produced 250,000 ounces at 40g/t average grade 1 - prep for exploration drilling in three stages:Stage 1a Rehabilitate and extend Enserch tunnel and drift 500 meters parallel to vein for detailed in-fill drilling;Stage 1b Continue Enserch tunnel as a ramp into hanging wall side of vein and drill a second panel down dip on Lucky Shot veinStage 2: Connect Enserch and Lucky Shot tunnelsStage 3: Access historic M&I Resources 1 at Coleman zone by building a ramp from the Enserch level to the Coleman level and add ounces into mine plan Objective over next 3 years is to develop mine plan around 500,000 to 1 million ounce Gold Resource Evaluate District Scale potential  Rehabilitate underground for drilling access 3 Stage Plan : Drill and define ounces down dip and along strike Continue to explore and add ounces from rest of targets in the District  29  1 The historical production information presented is based upon reports filed by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.  South

       30  CONTANGO ORE - Key Takeaways   Image used with permission from Kinross  Advancing our flagship project - 1.3 million ounce Manh Choh project in partnership with Tetlin Alaska Native Tribe and Kinross as OperatorKinross paid $93 Million for their 70% interest in Peak Gold JV$19 million 2021 program completed to prepare Permitting in Q4 2021 and Feasibility in 2H 2022; $25.6 million 2022 Budget Approved by PGLLCConstruction budgeted for 2022Production in 2024 - Low Execution Risk: Trucking ore to Kinross’ Fort Knox Operation - No Mill, No Tailings required at the Manh Choh mine site66,000 GEO/yr average estimated production net to Contango shareholders$750 AISC (All-In-Sustaining Costs) per ounce.….. ~$1000 margin and with only 6.7 million shares outstanding è Expected Significant Free CashFlow/shareLucky Shot project provides opportunity to grow resource baseLarge land position and successful track record of discovery – we know how to explore and operate in Alaska  1 Based on the news releases issued by Kinross Gold Corporation dated September 29, 2020 and then updated after an internal scoping study discussed in a Kinross Corporate update on July 28, 2021. The $105 to $130 Million estimate reflects remaining funds to be expended between 2022 and 2024; there may be additional capital required at Fort Knox to accommodate Manh Choh ore that will be charged as a Toll Milling charge to the Peak Gold JV. Non-GAAP financial measure; see Appendix for disclaimers regarding reconciliation. GEO –Gold Equivalent Ounces

 31  THANK YOU

 Corporate Inquires:info@contangoore.com+1-778-386-6227www.contangoore.com    NYSE American: CTGO  Twitter: @orecontangoLinkedIn: Contango OREInstagram: ContangoOREFacebook: Contango ORE

 This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are a financial measure not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources, EBITDA and cash flow to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources, EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information to which the Company has not had access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.    33  NON-GAAP RECONCILIATION DISCLAIMER  APPENDIX